                                  SCHEDULE 14A
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Section 240.14a-11(c) or Section 240.14a-12

                                PACKETEER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                PACKETEER, INC.
                         10495 NORTH DE ANZA BOULEVARD
                              CUPERTINO, CA 95014
                                 (408) 873-4400
                            ------------------------

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001
                            ------------------------

TO OUR STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Packeteer, Inc., a Delaware corporation ("Packeteer" or the "Company"), will be held on Wednesday, May 23, 2001 at 10:00 a.m., Pacific Standard Time, at the Hilton Garden Inn, 10741 Wolfe Road, Cupertino, CA 95014, for the following purposes:

     1. To elect two directors to serve until the 2004 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

     2. To approve an amendment to the Packeteer, Inc. 1999 Stock Incentive Plan which will effect the following changes to the Automatic Option Grant Program in effect for the non-employee board members under the 1999 Plan: (i) increase the number of shares of Common Stock for which each new non-employee board member is to be granted a stock option at the time of his or her initial election or appointment to the Board of Directors from 12,000 shares to 20,000 shares, (ii) increase the number of shares of Common Stock for which each continuing non-employee board member is to be granted stock options at each annual meeting of the stockholders from 3,000 shares to 5,000 shares, beginning with the 2001 Annual Meeting, and (iii) eliminate the 6-month service requirement for such annual option grants, beginning with the grants to be made at the 2001 Annual Meeting;

     3. To ratify the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2001; and

     4. To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

     The foregoing matters are described in more detail in the enclosed proxy statement. The Board of Directors has fixed the close of business on April 9, 2001 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the 2001 Annual Meeting and any postponement or adjournment thereof. Only stockholders of record of the Company as of the close of business on that date will be entitled to vote at the 2001 Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the 2001 Annual Meeting will be available for inspection at the executive offices of the Company.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any stockholder attending the meeting may vote in person even if he or she returned a proxy. However, if a stockholder's shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in his or her name.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

                                          By Order of the Board of Directors of
                                          Packeteer, Inc.,

                                          /s/ DAVID C. YNTEMA

                                          David C. Yntema
                                          Secretary

Cupertino, California
April 16, 2001

                                PACKETEER, INC.
                         10495 NORTH DE ANZA BOULEVARD
                              CUPERTINO, CA 95014
                                 (408) 873-4400
                            ------------------------

                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Packeteer, Inc., a Delaware corporation ("Packeteer" or the "Company"), for use at the 2001 Annual Meeting of Stockholders (the "2001 Annual Meeting") to be held on Wednesday, May 23, 2001 at 10:00 a.m., Pacific Standard Time, at the Hilton Garden Inn, 10741 North Wolfe Road, Cupertino, California 95014, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of 2001 Annual Meeting of Stockholders. Packeteer's principal executive offices are located at 10495 North De Anza Boulevard, Cupertino, California 95014. Packeteer's telephone number at that location is (408) 873-4400.

     The Company intends to mail this proxy statement and accompanying proxy card on or about April 16, 2001 to all stockholders entitled to vote at the meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on April 9, 2001 (the "Record Date") are entitled to notice of and to vote at the 2001 Annual Meeting. At the Record Date, 29,557,158 shares of the Company's common stock ("Common Stock") were issued and outstanding and held of record by approximately 472 stockholders.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Packeteer (attention:
David C. Yntema, Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the 2001 Annual Meeting and voting in person.

VOTING AND SOLICITATION

     Each share of Common Stock outstanding on the Record Date is entitled to one vote. The required quorum for the transaction of business at the 2001 Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted by the Company as present at the meeting. Abstentions will also be counted by the Company in determining the total number of votes cast with respect to a proposal (other than the election of directors). Broker non-votes will not be counted in determining the number of votes cast with respect to a proposal.

     The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. In addition, Packeteer may retain the services of one or more firms to assist in the solicitation of proxies, for an estimated fee of $8,000 plus reimbursement of expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

STOCKHOLDER PROPOSALS

     As of December 19, 2000, the Company had not received any stockholder proposals to be voted on at the 2001 Annual Meeting. To be included in the proxy statement and form of proxy relating to the 2002 Annual Meeting, a stockholder proposal must be received by David C. Yntema, Secretary, Packeteer, Inc., 10495 North De Anza Boulevard, Cupertino, California 95014 no later than December 18, 2001. In addition, the proxy solicited by the Board of Directors for the 2002 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at the 2002 Annual Meeting unless the Company receives notice of such proposal not later than March 2, 2002.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

     Our Board is divided into three classes with staggered three-year terms. The number of directors is determined from time to time by the Board and currently consists of seven (7) members. A single class of directors is elected each year at the annual meeting. Subject to transition provisions, each director elected at each such meeting will serve for a term ending on the date of the third annual meeting after his election or until his successor has been elected and duly qualified. Stockholders may not cumulate votes in the election of directors.

     Two directors are to be elected at this 2001 Annual Meeting to serve until the 2004 Annual Meeting, or until their successors are elected and duly qualified. In the event either nominee is unable or unwilling to serve as a nominee, the proxies may be voted for any substitute nominee designated by the present Board or the proxyholders to fill such vacancy, or the Board may be reduced in accordance with our bylaws. The Board has no reason to believe that the persons named will be unable or unwilling to serve as nominees or as directors if elected.

     Unless otherwise instructed, the proxyholders will vote the proxies received by them "FOR" the nominees named below.

     Set forth below is certain information concerning the nominees and the other incumbent directors:

DIRECTORS TO BE ELECTED AT THE 2001 ANNUAL MEETING

     Brett D. Galloway, age 37, a co-founder of Packeteer, has served as a Director of Packeteer since its inception and was appointed as Vice President, Corporate Development in May 2000. Mr. Galloway also served as Chief Operating Officer and as Vice President, Engineering of Packeteer from its inception to January 2001 and as Chief Financial Officer of Packeteer from its inception in 1996 to January 1999. Prior to founding Packeteer, Mr. Galloway served as Director of Engineering at Metricom, Inc. from November 1994 through February 1996 and as Director of Software Engineering at Metricom from October 1990 to November 1994. Mr. Galloway holds a B.S. and an M.S. in electrical engineering from Stanford University.

     William R. Stensrud, age 50, has served as a Director of Packeteer since July 1997. Mr. Stensrud has been a general partner at the venture capital investment firm of Enterprise Partners since January 1997. Previously, from February 1992 to March 1996, Mr. Stensrud served as President and Chief Executive Officer of Primary Access Corporation. Mr. Stensrud is a director of several public and privately held companies, including RhythmsNet Connections, iAsiaWorks, Inc., Paradyne Networks, Inc., and Juniper Networks, Inc. Mr. Stensrud holds a B.S. in electrical engineering and computer science from the Massachusetts Institute of Technology.

DIRECTORS WHOSE TERMS EXPIRE IN 2002

     Steven J. Campbell, age 59, has served as Chairman of the Board of Packeteer since its inception and served as Packeteer's Chief Executive Officer from January 1996 through April 1996. Mr. Campbell was a founder of StrataCom, Inc., a network switching equipment company which was acquired by Cisco Systems in July 1996, where he was employed from 1986 through 1991 initially as Chief Executive Officer and then as Vice President of Engineering and finally as Vice President of Operations. He headed the PBX development at Rolm Communications, Inc., a telecommunications company, from 1978 through 1983. He is a Director of Air Flash, Inc., a wireless portal company. Mr. Campbell holds a B.S. in electrical engineering from Oregon State University and an M.S. in electrical engineering from Santa Clara University.

     Craig W. Elliott, age 40, has served as President, Chief Executive Officer and a Director of Packeteer since April 1996. From January 1991 to March 1996, Mr. Elliott served as International General Manager of Apple Computer, Inc.'s Online Internet Division, where he managed Apple's Internet and online business in more than 80 countries. From November 1987 to May 1994, Mr. Elliott served as Apple's Product Business

Manager in charge of Networking and Communication Products. Mr. Elliott holds a B.S. in animal science from Iowa State University.

     Joseph A. Graziano, age 57, has served as a Director of Packeteer since February 1996. From June 1989 to December 1995, Mr. Graziano was Executive Vice President and Chief Financial Officer of Apple Computer, Inc. and was a member of the Board of Directors of Apple from June 1993 until October 1995. Prior to this, Mr. Graziano held a variety of positions, including Chief Financial Officer of Sun Microsystems, Inc. and Chief Financial Officer of Apple Computer, Inc. In addition, he has held accounting positions with Rolm Communications, Inc., Intel Corporation and various other technology companies in the Silicon Valley. Mr. Graziano serves as a Director of Carrier Access Corporation and Pixar, Inc. Mr. Graziano holds a B.S. in accounting from Merrimack College and is a certified public accountant.

DIRECTORS WHOSE TERMS EXPIRE IN 2003

     Dr. Hamid Ahmadi, age 47, was appointed to the Board of Directors of Packeteer in December 2000. Dr. Ahmadi is Vice President at AT&T
Labs -- Research in Florham Park, New Jersey. Prior to joining AT&T in April 1998, he held various positions at IBM Corporation for over 13 years, where he served as Director of Security and Networking Research at IBM T.J. Watson Research Lab. Dr. Ahmadi serves as a director of Voicemate, and serves as a member of the Industry Advisory Board of Electrical and Computer Engineering at the University of Maryland, College Park. He also serves as an Executive Board Member of the International Computer Science Institute at University of California, Berkeley. Dr. Ahmadi served as founding editor-in-chief of the Institute of Electrical and Electronics Engineers, or IEEE, Personal Communications Magazine, guest editor for the IEEE J-SAC (Journal on Selected Areas in Communications), was technical editor for the IEEE transaction on communications and is currently an IEEE fellow. He is also adjunct faculty at Polytechnic University of New York. Dr. Ahmadi holds B.S., M.S., and Ph.D. degrees in electrical engineering from Columbia University.

     L. William Krause, age 58, was appointed to the Board of Directors of Packeteer in March 2001. Mr. Krause has been President of LWK Ventures, a private investment company, since November 1998. From October 1991 to November 1998, Mr. Krause served as President and Chief Executive Officer of Storm Technology, Inc., a digital imaging company which filed for protection under federal bankruptcy laws in November 1998. He also served as President and Chief Executive Officer of 3Com Corporation, a global data networking company, from 1981 to 1990, and as its Chairman from 1987 to 1993 when he retired. From 1967 to 1981, Mr. Krause served in various marketing and general management positions at Hewlett-Packard Company. Mr. Krause is a director of Exodus Communications, Inc., Pinnacle Systems, Inc. and Sybase, Inc. Mr. Krause holds a B.S. degree in electrical engineering from the Citadel.

BOARD MEETINGS AND COMMITTEES

     Our Board met seven times during 2000. The Board has an audit committee, a compensation committee and a nominating committee. All directors attended more than 75% of the meetings of the Board and the meetings of the committees of the Board on which they served, except Steve Campbell who attended less than 75% of the meetings held by the audit and compensation committees.

     The audit committee during the calendar year 2000 consisted of Messrs. Campbell, Graziano and Morris and met five times during 2000. The audit committee recommends the firm to be appointed as independent auditors to audit our financial statements, discusses the scope and results of the audit with the independent auditors, reviews with our management and the independent auditors our interim and year-end operating results, considers the adequacy of the internal accounting controls and audit procedures and reviews the non-audit services to be performed by our independent auditors. The Board adopted and approved a revised charter for the audit committee, a copy of which is attached hereto as Annex A. The Board has determined that all members of the audit committee are "independent" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

     The compensation committee during the calendar year 2000 consisted of Messrs. Campbell, Graziano and Morris and met six times during 2000. The compensation committee reviews and recommends the compensation arrangements for our management and administers our stock option plans.

     The nominating committee during the calendar year 2000 consisted of Messrs. Campbell, Stensrud and Morris and did not meet during 2000. The nominating committee recommends the nomination of candidates to serve on the Board of the Company. The nominating committee will consider nominees recommended by the Company's stockholders submitted to the Company's secretary prior to the date on which stockholder proposals must be received for inclusion in the Company's proxy statement.

DIRECTOR COMPENSATION

     Directors do not currently receive any cash compensation from the Company for their service as members of the Board. However, beginning with any regularly scheduled Board meeting held on or after May 23, 2001, each non-employee Board member will receive $1,000 for each regularly scheduled Board meeting that such Board member attends. Under the Automatic Option Grant Program as currently in effect under the Packeteer, Inc. 1999 Stock Incentive Plan (the "1999 Plan"), each individual who first joins the Board after July 27, 1999 as a non-employee director will receive, at the time of such initial election or appointment, an automatic option grant to purchase 12,000 shares of Common Stock, provided such person has not previously been in the Company's employ. Under the Automatic Option Grant Program as currently in effect, each individual who was serving as a non-employee Board member on the July 27, 1999 effective date of such program was automatically granted at that time an option to purchase 3,000 shares of Common Stock, provided such person had not previously been in the Company's employ. In addition, under the Automatic Option Grant Program on the date of each annual stockholders meeting, each individual who is to continue to serve as a non-employee Board member, whether or not such individual is standing for re-election at that particular annual meeting, will be granted an option to purchase 3,000 shares of Common Stock provided such individual has served as a non-employee Board member for at least six months.

     If the stockholders approve the amendments to the 1999 Plan at the 2001 Annual Meeting, the initial grant under the Automatic Option Grant Program will increase from 12,000 shares to 20,000 shares, the annual grants under the Automatic Option Grant Program will increase from 3,000 shares to 5,000 shares and the six-month service requirement for the annual option grants will be eliminated, beginning with the grants to be made on the date of the 2001 Annual Meeting. Each grant under the Automatic Option Grant Program will have an exercise price per share equal to the fair market value per share of the Common Stock on the grant date, and will have a maximum term of 10 years, subject to earlier termination should optionee cease to serve as a Board member.

     The shares subject to each initial option grant will vest in a series of six successive equal semi-annual installments upon the optionee's completion of each six months of Board service over the thirty-six month period measured from the date of grant. Each initial option grant is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares will immediately vest in full upon certain changes in control or ownership or upon the optionee's death or disability while a Board member. The shares subject to each annual option grant will be fully vested and the options will be immediately exercisable when granted.

     On May 24, 2000, the date of the 2000 Annual Meeting, the then current non-employee Board members, Messrs. Campbell, Graziano, Morris and Stensrud, each received an automatic option grant for 3,000 shares of the Common Stock. The exercise price per share in effect under each such option was $12.00, the fair market value per share of Common Stock on the grant date, and the options were fully vested when granted. In connection with his appointment to the Board on December 18, 2000, Dr. Hamid Ahmadi was granted an option to purchase 12,000 shares of the Common Stock pursuant to the Automatic Option Grant Program of the 1999 Plan. The exercise price per share for such option was $12.688, the fair market value per share of Common Stock on the grant date. On March 23, 2001, in connection with his appointment to the Board, Mr. L. William Krause was granted an option to purchase 12,000 shares of Common Stock under the

Automatic Option Grant Program of the 1999 Plan. The exercise price per share for such option was $5.125, the fair market value per share of Common Stock on the date of grant.

     On May 23, 2001, the Board intends to grant, under the Discretionary Grant Program of the 1999 Plan, an option to purchase 8,000 shares of Common Stock with an exercise price equal to the fair market value per share of Common Stock on that date to each of Dr. Ahmadi and Mr. Krause. The terms of these option grants will be similar to the initial option grants made under the Automatic Option Grant Program of the 1999 Plan.

     Under the terms of indemnification agreements with each of the Company's directors, the Company is obligated to indemnify each director against certain claims and expenses for which the director might be held liable in connection with past or future service on the Board. In addition, the Company's Certificate of Incorporation provides that, to the greatest extent permitted by the Delaware General Corporation Law, its directors shall not be liable for monetary damages for breach of fiduciary duty as a director.

VOTE REQUIRED

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD

     The Board recommends that the stockholders vote "FOR" election of each of the nominees listed above.

                               EXECUTIVE OFFICERS

     The executive officers of the Company and certain information about them as of March 23, 2001 are listed below:

Craig W. Elliott.......................  40     President, Chief Executive Officer and Director
Manuel R. Freitas......................  52     Vice President, Operations and Customer Support
Brett D. Galloway......................  37     Vice President, Corporate Development and Director
Todd J. Krautkremer....................  41     Vice President, Marketing
Neil A. Sundstrom......................  48     Vice President, Worldwide Sales
John E. Tavs...........................  40     Vice President, Engineering
David C. Yntema........................  56     Chief Financial Officer and Secretary

     Craig W. Elliott has served as President, Chief Executive Officer and a Director of Packeteer since April 1996. From January 1991 to March 1996, Mr. Elliott served as International General Manager of Apple Computer, Inc.'s Online Internet Division, where he managed Apple's Internet and online business in more than 80 countries. From November 1987 to May 1994, Mr. Elliott served as Apple's Product Business Manager in charge of Networking and Communication Products. Mr. Elliott holds a B.S. in animal science from Iowa State University.

     Manuel R. Freitas has served as Vice President, Operations and Customer Support at Packeteer since May 2000. Mr. Freitas served as an independent consultant from April 1999 until May 2000. He served as Vice President of customer operations for Vividence Corporation and Vice President of Customer Operations for Adobe Systems, Inc. Mr. Freitas also previously served as interim Vice President of North American Sales and Support as well as Director of Systems Support at Adobe. Prior to this, Mr. Freitas worked for nine years in Schlumberger Technologies in various product marketing, quality assurance, and sales positions and spent eight years at General Electric as a field service and sales engineer. Mr. Freitas holds a B.A. in business administration from William Patterson College.

     Brett D. Galloway a co-founder of Packeteer, has served as a Director of Packeteer since its inception and was appointed as Vice President, Corporate Development in May 2000. Mr. Galloway also served as Chief Operating Officer and as Vice President, Engineering of Packeteer from its inception to January 2001 and as Chief Financial Officer of Packeteer from its inception in 1996 to January 1999. Prior to founding Packeteer, Mr. Galloway served as Director of Engineering at Metricom, Inc. from November 1994 through February 1996 and as Director of Software Engineering at Metricom from October 1990 to November 1994. Mr. Galloway holds a B.S. and an M.S. in electrical engineering from Stanford University.

     Todd J. Krautkremer has served as Vice President, Marketing of Packeteer since January 1999. From October 1990 through December 1998, Mr. Krautkremer held various positions at Sync Research, a networking company, with his most recent position being Vice President of Strategic Marketing. Mr. Krautkremer holds a B.S. in computer science from St. Cloud State University.

     Neil A. Sundstrom has served as Vice President, Worldwide Sales for Packeteer since June 1998. From September 1997 to May 1998, Mr. Sundstrom served as Vice President of International Sales for Packeteer. From October 1994 to September 1997, Mr. Sundstrom served as Vice President of Sales of 3Com Corporation's Network Service Provider Division (known as Primary Access prior to its 1995 acquisition by 3Com). From January 1990 to September 1994, Mr. Sundstrom served as Intercontinental Area Manager for SynOptics Communications, Inc., a networking company. Mr. Sundstrom serves as a Director of Perle Systems, a publicly held company. Mr. Sundstrom holds a B.A. in psychology from Simon Fraser University, British Columbia.

     John E. Tavs has served as Vice President, Engineering since January 2001. Mr. Tavs also served as Vice President of Product Management and Technology at Packeteer from April 2000 to January 2001. From January to April 2000, Mr. Tavs served as Director of Product Management for Packeteer. Mr. Tavs previously served as a manager and senior technical staff member at IBM, where he was responsible for their

TCP/IP, security and directory products. Mr. Tavs holds a B.S. in electrical engineering from the University of Florida and an M.B.A. from Duke University.

     David C. Yntema has served as Chief Financial Officer and Secretary of Packeteer since January 1999. From May 1994 through August 1998, Mr. Yntema served as Chief Financial Officer and Vice President, Finance and Administration of VIVUS, Inc., a pharmaceutical company. Prior to joining VIVUS, Mr. Yntema served as Chief Financial Officer for EO, Inc., a handheld computer company, MasPar Computer Corporation, a massively parallel computer company, and System Industries, a storage subsystem company and has held a variety of other financial management positions. Mr. Yntema holds a B.A. in economics and business administration from Hope College, a M.B.A. from the University of Michigan and is a certified public accountant.

     Our officers are elected by the Board on an annual basis and serve until their successors have been duly elected and qualified.

     There are no family relationships among any of the directors or executive officers of the Company.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     The following table sets forth compensation information with respect to the compensation earned for services rendered to the Company for each of the last three fiscal years by its current Chief Executive Officer and each of the four other most highly compensated executive officers whose salary and bonus for the year ended December 31, 2000 exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                       ANNUAL                           SECURITIES
                                                    COMPENSATION                        UNDERLYING
                                                 -------------------    OTHER ANNUAL     OPTIONS
      NAME AND PRINCIPAL POSITION        YEAR     SALARY     BONUS      COMPENSATION    GRANTED(#)
      ---------------------------        ----    --------   --------    ------------    ----------
Craig W. Elliott.......................  2000    $235,453   $ 68,940       $   --        100,000
  President and Chief Executive          1999     185,800     34,375           --        250,000
  Officer                                1998     150,033         --           --             --
Brett D. Galloway......................  2000     180,335     34,835           --         30,000
  Vice President, Corporate              1999     157,261     27,500           --         62,500
  Development                            1998     120,783         --           --             --
Todd J. Krautkremer....................  2000     180,372     34,635                      30,000
  Vice President, Marketing              1999(3)  165,000     27,000        6,350(1)     325,000
                                         1998          --         --           --             --
Neil A. Sundstrom......................  2000     145,432    150,547(2)                   30,000
  Vice President, Worldwide Sales        1999     100,000    317,447(4)        --         62,500
                                         1998     100,058    117,377(4)        --             --
David C. Yntema........................  2000     181,599     32,710                      30,000
  Chief Financial Officer                1999(3)  166,186     20,625           --        275,000
                                         1998          --         --           --             --

---------------
(1) Represents relocation reimbursement.

(2) Represents commissions and bonus paid.

(3) Joined Packeteer in January 1999.

(4) Represents commissions paid.

                       OPTION GRANTS IN FISCAL YEAR 2000

     The following table sets forth information about the option grants made during the 2000 fiscal year to the Named Executive Officers.

                              NUMBER OF      PERCENT OF
                              SECURITIES   TOTAL OPTIONS                              PRICE APPRECIATION
                              UNDERLYING     GRANTED TO                               FOR OPTION TERM(4)
                               OPTIONS      EMPLOYEES IN    EXERCISE   EXPIRATION   -----------------------
            NAME              GRANTED(1)   FISCAL YEAR(2)   PRICE(3)      DATE          5%          10%
            ----              ----------   --------------   --------   ----------   ----------   ----------
Craig W. Elliott............   100,000          4.90%        $48.06    01/26/2010   $3,022,468   $7,659,526
Brett D. Galloway...........    30,000          1.47%         48.06    01/26/2010      906,740    2,297,858
Todd J. Krautkremer.........    30,000          1.47%         48.06    01/26/2010      906,740    2,297,858
Neil A. Sundstrom...........    30,000          1.47%         48.06    01/26/2010      906,740    2,297,858
David C. Yntema.............    30,000          1.47%         48.06    01/26/2010      906,740    2,297,858

---------------
(1) Options were granted under the 1999 Plan. All options granted to the Named Executive Officers under the 1999 Plan vest and become exercisable in the following manner: 25% of the shares vest and are exercisable upon completion of twelve (12) months of service measured from the date of grant

    (January 26, 2000) and the remainder of the shares in thirty-six (36) equal monthly installments upon completion of each additional month of service thereafter. See "Employment Agreements and Change of Control Agreements" for a description of the applicable acceleration features.

(2) Based on an aggregate of 2,041,502 options granted to employees, consultants and directors during the year ended December 31, 2000.

(3) The exercise price per share of each option was equal to the fair market value of the Common Stock on the date of grant as determined by the closing selling price as reported by the NASDAQ National Market.

(4) The potential realizable value is calculated based on the term of the option on the date of grant, which is ten years. It is calculated assuming that the fair market value of the Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. There can be no assurance provided to any executive officer or other holder of the Common Stock that the actual stock price appreciation over the ten-year option term will be at the assumed 5% or 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from those option grants which were made to the Named Executive Officers with an exercise price equal to the fair market value of the Common Stock on the grant date.

                    OPTION EXERCISES IN FISCAL YEAR 2000 AND
                       FISCAL YEAR-END 2000 OPTION VALUES

     The following table sets forth information with respect to the Named Executive Officers concerning option exercises for the fiscal year ended December 31, 2000 and exercisable and unexercisable options held as of December 31, 2000.

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED              VALUE OF UNEXERCISED
                                                             OPTIONS AT FISCAL                IN-THE-MONEY OPTIONS
                           SHARES                                YEAR-END                    AT FISCAL YEAR-END(4)
                         ACQUIRED ON      VALUE      ---------------------------------   ------------------------------
         NAME             EXERCISE     REALIZED(1)   EXERCISABLE(2)   UNEXERCISABLE(3)   EXERCISABLE   UNEXERCISABLE(5)
         ----            -----------   -----------   --------------   ----------------   -----------   ----------------
Craig W. Elliott.......         --             --       250,000           100,000        $2,218,750           --
Brett D. Galloway......         --             --        62,500            30,000           554,688           --
Todd J. Krautkremer....    125,000     $4,451,593       200,000            30,000         1,775,000           --
Neil A. Sundstrom......      9,114        189,327        37,761            30,000           335,129           --
David C. Yntema........    100,000      3,408,739       175,000            30,000         1,553,125           --

---------------
(1) Represents the difference between the fair market value of the purchased shares at the time of exercise and the exercise price paid for the shares.

(2) Options are immediately exercisable; however, unvested shares are subject to repurchase. The shares vest in the following manner: 25% of the shares vest upon completion of twelve (12) months of service measured from the date of grant and the remainder of the shares vest in thirty-six (36) equal monthly installments upon completion of each additional month of service thereafter. As of December 31, 2000, the number of vested shares underlying exercisable options was as follows: (i) Mr. Elliott -- 114,583 shares; (ii) Mr.
    Galloway -- 28,645 shares; (iii) Mr. Krautkremer -- 30,729 shares; (iv) Mr. Sundstrom -- 3,906 shares; and (v) Mr. Yntema -- 31,770 shares.

(3) Options vest and become exercisable in the following manner: 25% of the shares vest and are exercisable upon completion of twelve (12) months of service measured from the date of grant and the remainder of the shares vest in thirty-six (36) equal monthly installments upon completion of each additional month of service thereafter.

(4) Based on a value of $12.375 per share, the closing selling price of the Common Stock on the NASDAQ National Market on December 29, 2000 less the exercise price payable for those shares.

(5) The exercise price of these options exceeded the closing selling price of the Common Stock on the NASDAQ National Market on December 29, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 23, 2001 of (i) each person known to Packeteer to beneficially own more than 5% of the Common Stock, (ii) each director or director nominee of Packeteer, (iii) each of the Named Executive Officers, and (iv) all directors and executive officers of Packeteer as a group.

                                                                       COMMON STOCK
                                                              -------------------------------
                                                                  NUMBER OF
                                                                   SHARES          PERCENT OF
                                                              BENEFICIALLY HELD     CLASS(1)
                                                              -----------------    ----------
T. Rowe Price Associates, Inc.(2)...........................      2,568,708            8.8%
  100 E. Pratt Street
  Baltimore, MD 21202
Berkeley Informational Capital Limited(3)...................      2,446,302            8.4
  6 Minden Place
  St. Helier
  Channel Islands, JE 24WQ
Brett D. Galloway(4)........................................      1,730,675            5.9
RS Investment Management Co. LLC(5).........................      1,551,300            5.3
  Address Unknown
Steven J. Campbell(6).......................................      1,226,206            4.2
Craig W. Elliott(7).........................................        877,250            3.0
Joseph A. Graziano(8).......................................        506,000            1.7
Todd J. Krautkremer(9)......................................        211,744              *
David C. Yntema(10).........................................        189,875              *
Neil A. Sundstrom(11).......................................         99,573              *
William R. Stensrud(12).....................................         38,689              *
Dr. Hamid Ahmadi(13)........................................         12,000              *
L. William Krause(14).......................................         12,000              *
                                                                  ---------           ----
All directors and officers as a group (12 persons)(15)......      4,927,211           16.4%
                                                                  =========           ====

---------------
 *   Less than 1%.

 (1) As of March 23, 2001, we had outstanding 29,230,220 shares of Common Stock. The persons named in this table have sole voting power with respect to all shares of Common Stock. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock, which that person could purchase by exercising outstanding options and options which will become exercisable within 60 days of March 23, 2001, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the address of each person listed on the table is c/o Packeteer, Inc., 10495 N. De Anza Boulevard, Cupertino, California 95014.

 (2) Based on a Schedule 13G filed with the Securities and Exchange Commission in February 2001.

 (3) Based on a Schedule 13G filed with the Securities and Exchange Commission in February 2001.

 (4) Includes 71,875 shares of Common Stock issuable upon exercise of exercisable options, 28,646 of which are subject to the Company's repurchase if exercised before being fully vested if the employee's employment with the Company terminates prior to such vesting. Includes 120,000 shares held by the Galloway Family 2000 Charitable Remainder Unitrust, of which Mr. Galloway is a co-trustee and 1,538,800 shares held by the Brett and Michelle Galloway Revocable Living Trust, of which Mr. Galloway and his wife are co-trustees.

 (5) Based on a Schedule 13G filed with the Securities and Exchange Commission in February 2001.

 (6) Includes 548,572 shares held by the Campbell 1984 Revocable Trust U/A 2/12/84 UT, of which Mr. Campbell is Trustee. Also includes 6,000 shares of Common Stock issuable upon exercise of immediately exercisable options held by Mr. Campbell.

 (7) Includes 281,250 shares of the Common Stock issuable upon exercise of exercisable options, 114,584 of which are subject to the Company's repurchase if exercised before being fully vested if the employee's employment with the Company terminates prior to such vesting. Includes 85,000 shares held by the Elliott Children's Trust for the benefit of Mr. Elliott's minor children.

 (8) Includes 6,000 shares of Common Stock issuable upon exercise of immediately exercisable options held by Mr. Graziano.

 (9) Includes 209,375 shares of the Common Stock issuable upon exercise of exercisable options, 135,417 of which are subject to the Company's repurchase if exercised before being fully vested if the employee's employment with the Company terminates prior to such vesting.

(10) Includes 184,375 shares of the Common Stock issuable upon exercise of exercisable options, 114,584 of which are subject to the Company's repurchase if exercised before being fully vested if the employee's employment with the Company terminates prior to such vesting.

(11) Includes 47,136 shares of the Common Stock issuable upon exercise of exercisable options, 28,646 of which are subject to the Company's repurchase if exercised before being fully vested if the employee's employment with the Company terminates prior to such vesting. Includes 1,000 shares held by Neil Sundstrom, as Custodian under the California Uniform Transfers to Minors Act, for the benefit of Eric John Sundstrom and Lee Roland Sundstrom until age 18.

(12) Includes 27,615 shares held by Blue Goose, LP controlled by Mr. Stensrud and his wife and 7,874 shares held by the Stensrud Family Trust UTA 91693 of which Mr. Stensrud and his wife are trustees. Includes 200 shares held by Mr. Stensrud's son. Also includes 3,000 shares of Common Stock issuable upon exercise of immediately exercisable options held by Mr. Stensrud.

(13) Includes 12,000 shares of Common Stock issuable upon exercise of immediately exercisable options but which are subject to the Company's repurchase if exercised before being fully vested if the service on the Board terminates prior to such vesting.

(14) Includes 12,000 shares of Common Stock issuable upon exercise of immediately exercisable options but which are subject to the Company's repurchase if exercised before being fully vested if the service on the Board terminates prior to such vesting.

(15) Includes 855,302 shares of Common Stock issuable upon exercise of exercisable options, 421,877 of which are subject to the Company's repurchase if exercised before being fully vested if the holder's service to the Company terminates prior to such vesting.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     It is the duty of the compensation committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The compensation committee also has the sole and exclusive authority to make discretionary option grants to the Company's executive officers under the Company's 1999 Plan.

     The compensation committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

     General Compensation Policy. The compensation committee's policy is to provide the Company's executive officers with compensation opportunities which are based upon their personal performance, the financial performance of the Company and their contribution to that performance and which are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of annual financial performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company's financial performance and stock price appreciation rather than base salary.

     The Company retains the services of an independent compensation consulting firm to advise the compensation committee as to how the Company's executive compensation levels compare to those of companies within and outside of the industry.

     Factors. The principal factors that were taken into account in establishing each executive officer's compensation package for the 2000 fiscal year are described below. However, the compensation committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     Base Salary. In setting base salaries, the compensation committee reviewed published compensation survey data for its industry. The compensation committee also identified a group of companies for comparative compensation purposes for which it reviewed detailed compensation data incorporated into their proxy statements. This group was comprised of approximately seventeen companies. The base salary for each officer reflects the salary levels for comparable positions in the published surveys and the comparative group of companies, as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the compensation committee. Each executive officer's base salary is adjusted each year on the basis of (i) the compensation committee's evaluation of the officer's personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. The Company's performance and profitability may also be a factor in determining the base salaries of executive officers.

     Annual Incentives. The annual incentive bonus for the Chief Executive Officer is based on a percentage of his base pay (29.3% for the 2000 fiscal year) which was adjusted to reflect the actual financial performance of the Company as measured in terms of revenue with additional consideration given to attainment of individual goals. The other executive officers of the Company are also awarded annual incentive bonuses equal to a percentage of base salary (18.2% - 26.7% for fiscal year 2000) on the basis of the Company's performance to plan as measured in terms of revenue with additional consideration given to attainment of individual goals. Commissions paid to Mr. Sundstrom are not part of this annual incentive bonus program. Based on the Company's performance for fiscal year 2000, bonuses were awarded to the executive officers named in the Summary Compensation Table in the indicated amounts.

     Long Term Incentives. Generally, stock option grants are made annually by the compensation committee to each of the Company's executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Common Stock at a fixed price per share (the fair market value on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in a series of installments over a 4-year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term. The size of the option grant to each executive officer, including the Chief Executive Officer, is set by the compensation committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The compensation committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. The compensation committee has established certain guidelines with respect to the option grants made to the executive officers, but has the flexibility to make adjustments to those guidelines at its discretion.

     CEO Compensation. In setting the total compensation payable to the Company's Chief Executive Officer for the 2000 fiscal year, the compensation committee sought to make that compensation competitive with the compensation paid to the chief executive officers of the companies in the surveyed group, while at the same time assuring that a significant percentage of compensation was tied to Company performance and stock price appreciation.

     The compensation committee adjusted Mr. Elliott's base salary for the 2000 fiscal year in recognition of his personal performance and with the objective of maintaining his base salary at a competitive level when compared with the base salary levels in effect for similarly situated chief executive officers. With respect to Mr. Elliott's base salary, it is the compensation committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. For the 2000 fiscal year, Mr. Elliott's base salary was approximately at the median of the base salary levels of other chief executive officers at the surveyed companies.

     The remaining components of Mr. Elliott's 2000 fiscal year compensation, however, were primarily dependent upon corporate performance. Mr. Elliott was eligible for a cash bonus for the 2000 fiscal year conditioned on the Company's attainment of revenue goals, with additional consideration to be given to individual business plan objectives. A $68,940 bonus was paid to him for fiscal 2000 on the basis of attainment of goals. The compensation committee awarded stock options to Mr. Elliott in fiscal 2000 in order to provide him with an equity incentive to continue contributing to the financial success of the Company. The options will have value for Mr. Elliott only if the market price of the underlying option shares appreciates over the market price in effect on the date the grant was made.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 2000 fiscal year did not exceed the $1 million limit per officer, and the compensation committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for fiscal 2001 will exceed that limit. The 1999 Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the compensation committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the

Company's executive officers. The compensation committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     It is the opinion of the compensation committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                          Steven Campbell
                                          Joseph Graziano
                                          Peter Morris

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, the compensation committee of the Board consisted of Messrs. Campbell, Graziano and Morris. The members of the compensation committee were independent non-employee directors during the 2000 fiscal year.

     No current executive officer of the Company has ever served as a member of the board or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board or compensation committee.

                            STOCK PRICE PERFORMANCE

     The graph depicted below shows a comparison of cumulative total stockholder returns for the Company, the NASDAQ National Index and the Standard and Poors 500 Index. The past performance of our Common Stock is no indication of future performance.

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------
                                                   7/28/1999     12/31/1999    12/29/2000
-----------------------------------------------------------------------------------------
 Packeteer, Inc.                                      $100          250            44
 NASDAQ National Index                                $100          151            91
 S&P 500 Index                                        $100          108            97
-----------------------------------------------------------------------------------------

---------------
(1) The graph covers the period from July 28, 1999, the commencement date of the Company's initial public offering of shares of its Common Stock, to December 31, 2000.

(2) The graph assumes that $100 was invested in the Company on July 28, 1999, in the Common Stock and in each index, and that all dividends were reinvested. No cash dividends have been declared on the Common Stock.

                            EMPLOYMENT ARRANGEMENTS

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

     We do not presently have any employment contracts in effect with the Chief Executive Officer. We provide incentives such as salary, benefits and option grants to attract and retain qualified employees.

     In the event of a change of control, Mr. Yntema, our Chief Financial Officer, and Mr. Krautkremer, our Vice President, Marketing, will each receive his respective base salary and bonus for one year.

     In the event a change in control of the Company should occur, each outstanding option under the Discretionary Option Grant Program will automatically vest in full, unless assumed or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested option shares (the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout in accordance with the same vesting schedule in effect for those option shares. In addition, all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The compensation committee, as plan administrator, has complete discretion to grant one or more options under the Discretionary Option Grant Program which will become exercisable for all the option shares in the event the optionee's service with the Company or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which those options are assumed or otherwise continued in effect.

     The plan administrator will have the discretion to structure one or more option grants under the Discretionary Option Grant Program so that those options will immediately vest upon a change in control, whether or not the options are to be assumed or otherwise continued in effect. The shares subject to each option under the Salary Investment Option Grant will immediately vest upon any change in control transaction.

     A change in control will be deemed to occur upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iii) a change in the majority of the Board effected through one or more contested elections for Board membership. Certain options granted to executive officers provide that if the options are assumed in an acquisition and the optionee's service is involuntarily terminated within eighteen months following such acquisition the option shares will vest in full and the Company's repurchase rights will lapse. Certain options granted under the Packeteer, Inc. 1996 Equity Incentive Plan (the "1996 Plan") provided that in connection with certain mergers or other changes in control of the Company the shares subject to the option will vest as if the holder had held the option for twice the amount of time as he or she actually has held the option, but any options will terminate unless assumed by the successor entity. However, the compensation committee will have the discretion to extend the acceleration provisions of the 1999 Plan to options outstanding under the 1996 Plan.

                                  PROPOSAL 2:

                     APPROVAL OF AMENDMENT TO THE 1999 PLAN

     The Company stockholders are being asked to approve an amendment to the 1999 Plan which will effect the following changes to the Automatic Option Grant Program in effect for the non-employee Board members under the 1999 Plan: (i) increase the number of shares of Common Stock for which each new non-employee Board member is to be granted a stock option at the time of his or her initial election or appointment to the Board from 12,000 shares to 20,000 shares, (ii) increase the number of shares of Common Stock for which each continuing non-employee Board member is to be granted stock options at each annual meeting of the stockholders from 3,000 shares to 5,000 shares, beginning with the 2001 Annual Meeting and (iii) eliminate, effective with the automatic option grants to be made to the continuing non-employee Board members at the 2001 Annual Meeting, the requirement that a non-employee Board member serve in that capacity for at least 6 months before that individual first becomes eligible to receive his or her first 5,000-share annual option grant. The amendment was authorized by the Board on March 16, 2001, subject to stockholder approval at the 2001 Annual Meeting.

     The changes to the Automatic Option Grant Program will allow the Company to offer a more meaningful equity incentive package in order to attract and retain highly qualified individuals to serve as non-employee Board members.

     The following is a summary of the principal features of the 1999 Plan, as most recently amended. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Company at 10495 North De Anza Boulevard, Cupertino, California 95014. The 1999 Plan serves as the successor to the 1996 Plan which terminated in connection with the initial public offering of Common Stock. All outstanding options under the 1996 Plan at the time of such termination were transferred to the 1999 Plan.

EQUITY INCENTIVE PROGRAMS

     The 1999 Plan consists of five separate equity incentive programs: (i) the Discretionary Option Grant Program, (ii) the Stock Issuance Program, (iii) the Salary Investment Option Grant Program, (iv) the Automatic Option Grant Program for non-employee Board members and (v) the Director Fee Option Grant Program. The principal features of each program are described below. The compensation committee of the Board will have the exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to the option grants and stock issuances made to the Company executive officers and non-employee Board members and will also have the authority to make option grants and stock issuances under those programs to all other eligible individuals. However, the Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the compensation committee to make option grants and stock issuances under those two programs to individuals other than executive officers and non-employee Board members. The compensation committee will also have complete discretion to select the individuals who are to participate in the Salary Investment Option Grant Program, but all grants made to the selected individuals will be governed by the express terms of that program.

     The term plan administrator, as used in this summary, will mean the compensation committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 1999 Plan. However, neither the compensation committee nor any secondary committee will exercise any administrative discretion under the Automatic Option Grant or Director Fee Option Grant Programs. All grants under those programs will be made in strict compliance with the express provisions of such programs.

SHARE RESERVE

     At present, 6,659,228 shares of Common Stock are reserved for issuance over the term of the 1999 Plan. Such share reserve consists of (i) the 3,845,917 shares of Common Stock initially reserved for issuance under the 1999 Plan (including the shares of Common Stock subject to the outstanding options under the predecessor 1996 Plan which have been transferred to the 1999 Plan) plus
(ii) the additional 1,340,000 shares
added to the reserve on January 3, 2000 pursuant to the automatic share increase provisions of the 1999 Plan plus (iii) the additional 1,473,311 shares added to the reserve on January 2, 2001 pursuant to those automatic share increase provisions.

     The share reserve under the 1999 Plan will automatically increase on the first trading day of each subsequent calendar year by the number of shares of Common Stock equal to 5% of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year, but in no event will any such annual increase exceed 3,000,000 shares, subject to adjustment for subsequent stock splits, stock dividends and similar transactions.

     No participant in the 1999 Plan may receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 750,000 shares of Common Stock in total per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this Proposal will also constitute re-approval of that 750,000-share limitation for purposes of Internal Revenue Code Section 162(m).

     The shares of Common Stock issuable under the 1999 Plan may be drawn from shares of the Company authorized but unissued Common Stock or from shares of Common Stock which the Company acquires, including shares purchased on the open market.

     Shares subject to any outstanding options under the 1999 Plan (including options transferred from the 1996 Plan) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1999 Plan which the Company subsequently purchases, at the option exercise or direct issue price paid per share, pursuant to the Company's purchase rights under the 1999 Plan will be added back to the number of shares reserved for issuance under the 1999 Plan and will accordingly be available for subsequent issuance. However, any shares subject to stock appreciation rights exercised under the 1999 Plan will not be available for reissuance.

ELIGIBILITY

     Officers and employees, non-employee Board members and independent consultants in the Company's service or in the service of its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. The Company's executive officers and other highly paid employees will also be eligible to participate in the Salary Investment Option Grant Program. Participation in the Automatic Option Grant and Director Fee Option Grant Programs will be limited to the non-employee members of the Board.

     As of March 23, 2001, approximately 204 employees, including seven executive officers and five non-employee Board members, were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. The seven executive officers were also eligible to participate in the Salary Investment Option Grant Program, and the five non-employee Board members were also eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

VALUATION

     The fair market value per share of Common Stock on any relevant date under the 1999 Plan will be deemed to be equal to the closing selling price per share on that date on the NASDAQ National Market. On April 9, 2001, the fair market value per share of Common Stock determined on such basis was $3.950.

DISCRETIONARY OPTION GRANT PROGRAM

     The plan administrator will have complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

     Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of a share of Common Stock on the grant date. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service prior to vesting in those shares.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The plan administrator is authorized to issue tandem stock appreciation rights under the Discretionary Option Grant Program which will provide the holders with the right to surrender their options to the Company for an appreciation distribution. The amount of the distribution payable by the Company will be equal to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the plan administrator, be made in cash or in shares of Common Stock.

     The plan administrator will also have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program (including options transferred from the 1996 Plan) in return for the grant of new options for the same or a different number of option shares with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

SALARY INVESTMENT OPTION GRANT PROGRAM

     The compensation committee will have complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the executive officers and other eligible individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the compensation committee an irrevocable authorization directing the Company to reduce his or her base salary for the upcoming calendar year by a specified dollar amount not less than $10,000 nor more than $50,000 and to apply that amount to the acquisition of a special option grant under the program. Each selected individual who files such a timely election will automatically be granted a non-statutory option on the first trading day in January of the calendar year for which that salary reduction is to be in effect.

     The number of shares subject to each such option will be determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date, and the exercise price will be equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the amount by which the optionee's salary is to be reduced for the calendar year. In effect, the salary reduction serves as an immediate prepayment, as of the time of the option grant, of two thirds of the then current market price of the shares of Common Stock subject to the option.

     The option will become exercisable in a series of twelve equal monthly installments upon the optionee's completion of each month of service in the calendar year for which such salary reduction is in effect and will become immediately exercisable for all the option shares on an accelerated basis should the Company experience certain changes in ownership or control. Each option will remain exercisable for any vested shares until the earlier of (i) the expiration of the ten-year option term or (ii) the end of the three-year period measured from the date of the optionee's cessation of service.

STOCK ISSUANCE PROGRAM

     Shares may be issued under the Stock Issuance Program at a price per share not less than their fair market value, payable in cash or through a full-recourse promissory note. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of Common Stock may also be issued under the program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals. The plan administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the stock issuance or share rights award.

     The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. The plan administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Stock Issuance Program.

     Outstanding share right awards under the program will automatically terminate, and no shares of Common Stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, eligible non-employee members of the Board will receive a series of option grants over their period of Board service. Each new non-employee Board member will, at the time of his or her initial election or appointment to the Board, receive an option grant for 20,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. On the date of each annual meeting of the stockholders, beginning with the 2001 Annual Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 5,000 shares of Common Stock.

     There will be no limit on the number of such 5,000-share annual option grants any one eligible non-employee Board member may receive over his or her period of continued Board service, and non-employee Board members who have previously been in the Company's employ will be eligible to receive one or more such annual option grants over their period of Board service.

     Stockholder approval of this Proposal will also constitute pre-approval of each option granted under the Automatic Option Grant Program on the basis of the amendments to such program which are the subject of this Proposal and the subsequent exercise of those options in accordance with the terms of the program summarized below. Prior to such amendments, the initial option grant made to newly-elected or appointed non-employee Board members covered only 12,000 shares of Common Stock, and the annual option grant to continuing non-employee Board members covered only 3,000 shares. In addition, a non-employee Board member was not eligible to receive his or her first annual option grant until that individual had served in such capacity for at least 6 months.

     Each automatic initial and annual option grant will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date and will have a maximum term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each automatic initial and annual option grant will be immediately exercisable for all of the option shares. However, any unvested shares purchased under the initial option grant will be subject to repurchase by the Company, at the exercise price paid per share, should the optionee cease Board service prior to vesting in those shares. The shares subject to each initial 20,000-share Automatic Option Grant will vest in a series of 6 successive equal semi-annual installments upon the optionee's completion of each 6-month period of Board service over the 36-month period measured from the grant date. However, the shares subject to each initial option will immediately vest in full upon certain changes in control or ownership or upon the optionee's death or disability while a Board member. The shares subject to each annual 5,000-share automatic grant will be fully vested at the time of the option grant. Following the optionee's cessation of Board service for any reason, each Automatic Option Grant will remain exercisable for a 12-month period and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of Board service.

DIRECTOR FEE OPTION GRANT PROGRAM

     The plan administrator will have complete discretion in implementing the Director Fee Option Grant Program for one or more calendar years. If the program is implemented, each non-employee Board member may elect, prior to the start of each calendar year, to apply all or any portion of any annual retainer fee otherwise payable in cash for his or her period of service on the Board for that year to the acquisition of a below-market option grant. The option grant will be a non-statutory option and will automatically be made on the first trading day in January in the calendar year for which such an election is in effect. The option will have a maximum term of 10 years measured from the grant date and an exercise price per share equal to one-third of the fair market value of the option shares on such date. The number of shares subject to each option will be determined by dividing the amount of the retainer fee applied to the acquisition of that option by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee applied to the acquisition of the option.

     The option will become exercisable in a series of 12 successive equal monthly installments upon the optionee's completion of each month of Board service in the calendar year for which the director fee election is in effect, subject to full and immediate acceleration upon certain changes in control or ownership or upon the optionee's death or disability while a Board member. Each option granted under the program will remain exercisable for vested shares until the earlier of (i) the expiration of the ten-year option term or (ii) the expiration of the three-year period measured from the date of the optionee's cessation of Board service.

LIMITED STOCK APPRECIATION RIGHTS

     Limited stock appreciation rights may be granted under the Discretionary Option Grant Program to one or more of the Company officers or non-employee Board members as part of their option grants, and each option granted under the Salary Investment Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will automatically include such a limited stock appreciation right. Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting securities or a change in a majority of the Board as a result of one or more contested elections for Board membership, each outstanding option with a limited stock appreciation right may be surrendered to the Company in return for a cash distribution. The amount of the distribution per surrendered option share will be equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the tender offer price paid per share in the hostile take-over over
(ii) the exercise price payable per share under the surrendered option.

PREDECESSOR PLAN

     All outstanding options under the predecessor 1996 Plan which were transferred to the 1999 Plan will continue to be governed by the terms of the agreements evidencing those options, and no provision of the 1999 Plan will affect or otherwise modify the rights or obligations of the holders of the transferred options with respect to their acquisition of Common Stock. However, the plan administrator has complete discretion to extend one or more provisions of the 1999 Plan to the transferred options, to the extent those options do not otherwise contain such provisions.

                              OPTION TRANSACTIONS

     The table below shows, as to the Named Executive Officers and the other individuals and groups indicated, the number of shares of Common Stock subject to option grants made under the 1999 Plan from January 1, 2000 through March 23, 2001, together with the weighted average exercise price payable per share.

                                                               NUMBER OF SHARES     WEIGHTED AVERAGE
                                                              UNDERLYING OPTIONS     EXERCISE PRICE
                     NAME AND POSITION                           GRANTED (#)         PER SHARE ($)
                     -----------------                        ------------------    ----------------
Craig W. Elliot.............................................        200,000(1)           $32.47
  President and Chief Executive Officer
Brett D. Galloway...........................................         60,000(1)           $32.47
  Vice President, Corporate Development and
  Nominee for Election as Director
Todd J. Krautkremer.........................................         60,000(1)           $32.47
  Vice President, Marketing
Neil A. Sundstrom...........................................         65,000(1)           $31.27
  Vice President, Worldwide Sales
David C. Yntema.............................................         60,000(1)           $32.47
  Chief Financial Officer
William R. Stensrud.........................................          3,000              $12.00
  Nominee for Election as Director
All current executive officers as a group (7)...............        730,000(1)           $27.98
All current non-employee directors as a group (5)...........         33,000              $ 9.75
All employees, including current officers
  who are not executive officers, as a group (192)..........      2,417,551(1)           $25.02

---------------
(1) Includes options granted as part of annual employee grants made in January 2000 and January 2001 under the Stock Issuance Program of the 1999 Plan.

     As of March 23, 2001, 4,308,235 shares of Common Stock were subject to outstanding options under the 1996 Plan and 1999 Plan, 1,100,244 vested shares had been issued and 3,207,991 unvested shares had been issued under the 1996 Plan and 1999 Plan, and 1,752,187 shares remained available for future issuance.

NEW PLAN BENEFITS

     No options have been granted to date under the 1999 Plan on the basis of the amendments to the Automatic Option Grant Program which are the subject of this Proposal. However, if the Proposal is approved by the stockholders, then each of the following non-employee Board members will be granted a fully-vested option to purchase 5,000 shares of Common Stock at the 2001 Annual Meeting with an exercise price per share equal to the closing selling price per share of Common Stock on that date: Dr. Hamid Ahmadi, Steven J. Campbell, Joseph A. Graziano, L. William Krause and William R. Stensrud.

     Each non-employee Board member first elected or appointed to the Board on or after the date of the 2001 Annual Meeting will receive, on the date of his or her initial election or appointment to the Board, an option grant for 20,000 shares of Common Stock with an exercise price per share equal to the closing selling price per share of Common Stock on such date.

GENERAL PROVISIONS

ACCELERATION

     In the event there should occur a change in control of the Company, each outstanding option under the Discretionary Option Grant Program will automatically vest in full, unless assumed or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested option shares (the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those option shares. In addition, all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The plan administrator has complete discretion to grant one or more options under the Discretionary Option Grant Program which will become exercisable for all the option shares in the event the optionee's service with the Company or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which those options are assumed or otherwise continued in effect. The vesting of outstanding shares under the Stock Issuance Program may also be structured to accelerate upon similar terms and conditions.

     The plan administrator will have the discretion to structure one or more option grants under the Discretionary Option Grant Program so that those options will immediately vest upon a change in control, whether or not the options are to be assumed or otherwise continued in effect. The plan administrator may also structure stock issuances under the Stock Issuance Program so that those issuances will immediately vest upon a change in control. The shares subject to each option under the Salary Investment Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will immediately vest upon any change in control transaction.

     A change in control will be deemed to occur upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iii) a change in the majority of the Board effected through one or more contested elections for Board membership.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

STOCKHOLDER RIGHTS AND OPTION TRANSFERABILITY

     No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the option may only be exercised by the optionee. However, non-statutory options may be transferred or assigned during optionee's lifetime to one or more members of the optionee's immediate family or to a trust established for one or more such family members.

CHANGES IN CAPITALIZATION

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1999 Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1999 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option transferred from the 1996 Plan to the 1999 Plan and (vi) the maximum number and/or class of securities by which the share reserve under the 1999 Plan is to increase automatically each year. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the 1999 Plan or the outstanding options thereunder.

FINANCIAL ASSISTANCE

     The plan administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the Discretionary Option Grant Program or the purchase of shares under the Stock Issuance Program through full-recourse interest-bearing promissory notes. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of those shares.

SPECIAL TAX ELECTION

     The plan administrator may provide one or more holders of options or unvested share issuances under the 1999 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.

AMENDMENT AND TERMINATION

     The Board may amend or modify the 1999 Plan at any time, subject to any required shareholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board, the 1999 Plan will terminate on the earliest of (i) May 18, 2009, (ii) the date on which all shares available for issuance under the 1999 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

     Options granted under the 1999 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are considered to be either qualifying or disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two requirements are satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

     No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

DIRECT STOCK ISSUANCES

     The tax principles applicable to direct stock issuances under the 1999 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Section 162(m).

ACCOUNTING TREATMENT

     Option grants under the Discretionary Option Grant and Automatic Option Grant Programs with exercise prices equal to the fair market value of the option shares on the grant date will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to its financial statements, the pro-forma impact those options would have upon its reported earnings were the fair value of those options at the time of grant treated as a compensation expense. Option grants or stock issuances made under the 1999 Plan with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company's earnings over the period that the option shares or issued shares are to vest. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Option grants made to independent consultants (but not non-employee Board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date of that option and then subsequently on the vesting date of each installment of the underlying option shares.

     Any modification to outstanding options under the 1999 Plan and/or 1996 Plan fixed stock option awards granted to employees and non-employee Board members would be accounted for in accordance with the provisions of APB Opinion No. 25 "Accounting for Stock Issued to Employees" and guidance provided by the FASB issued Interpretation No. 44 "Accounting for Certain Transactions involving Stock Compensation, an interpretation of APB Opinion No. 25".

     Should one or more individuals be granted tandem stock appreciation rights under the 1999 Plan, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

VOTE REQUIRED

     The affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the 2001 Annual Meeting and entitled to vote is required for approval of the Amendment to the 1999 Plan. Should such stockholder approval not be obtained, then the number of shares of Common Stock for which each new non-employee Board member will receive an option grant at the time of his or her initial election or appointment to the Board will remain at 12,000 shares, and the number of shares of Common Stock for which each continuing non-employee Board member will receive an option grant at each annual meeting of the stockholders will remain at 3,000 shares. In addition, no non-employee Board member will be eligible to receive the first such annual option grant until he or she has served in that capacity for at least 6 months. The 1999 Plan will, however, continue in effect, and option grants and direct stock issuances may continue to be made under the 1999 Plan until all the shares of Common Stock available for issuance under the 1999 Plan, as in effect prior to the share increases which are the subject of this Proposal, have been issued pursuant to such option grants and direct stock issuances.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board deems this Proposal to be in the best interest of the Company and its stockholders and recommends a vote "FOR" approval of such Proposal. Unless authority to do so is withheld, the person(s) named in each proxy will vote the shares represented thereby "FOR" the approval of the Amendment to the 1999 Plan.

                                PROPOSAL NO. 3:

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     KPMG LLP has served as our independent auditors since January 1996 and has been selected by our Board as our independent auditors for the year ending December 31, 2001. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting thereon, management will review its future selection of auditors.

     Representatives of KPMG LLP are expected to be present at the 2001 Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of KPMG LLP as the independent auditors for the current year.

RECOMMENDATION OF THE BOARD

     The Board recommends that the stockholders vote "FOR" the ratification of the appointment of KPMG LLP as Packeteer's independent auditors for the fiscal year ending December 31, 2001.

                             AUDIT COMMITTEE REPORT

     The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000, which include the consolidated balance sheets of the Company as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and comprehensive loss and cash flows for each of the years in the three year period ended December 31, 2000, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT

     The audit committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

     The audit committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The audit committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with KPMG LLP their independence from the Company.

     The audit committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Company incurred the following fees for services performed by KPMG LLP in the fiscal year ended December 31, 2000.

Audit Fees..................................................  $214,553
Financial Information Systems Design and Implementation
  Fees......................................................  $    -0-
All Other Fees..............................................  $470,094

CONCLUSION

     The audit committee has determined that all services performed by KPMG LLP are compatible with maintaining the independence of KPMG LLP.

     Based upon the review and discussions referred to above, the audit committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 2000. The audit committee and the Board have also recommended, subject to shareholder approval, the selection of KPMG LLP as the Company's independent auditors.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                                     Steven Campbell
                                                     Joseph Graziano
                                                     Peter Morris

                              CERTAIN TRANSACTIONS

     We have entered into indemnification agreements with each of our directors and officers that may, in some cases be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. The indemnification agreements may require us, among other things, to indemnify the directors and officers against certain liabilities, other than liabilities arising from willful misconduct of a culpable nature, that may arise by reason of their status or service as directors or officers. These agreements also may require us to advance the expenses incurred by the directors and officers as a result of any proceeding against them as to which they could be indemnified. We have a directors' and officers' insurance policy to cover our obligations under these agreements.

     All future transactions between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the independent and disinterested members of the Board, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The members of the Board, the executive officers of the Company and persons who hold more than 10% of the outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of
Section 16(a) reports which the Company received from such persons for their 2000 fiscal year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2000 fiscal year, the Company believes that all reporting requirements under
Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and greater than ten percent beneficial owners except as set forth below.

     Messrs. Tavs, Freitas, Shattuck and Ahmadi each filed a late Form 3 after their appointment as officers or directors of the Company. Messrs. Packer and Stensrud each filed a late Form 4 because of a failure to report a transfer of Common Stock to a generation skipping trust and an exercise of an option grant, respectively. Messrs. Galloway, Krautkremer and Yntema each filed a Form 5 because they inadvertently reported separate transactions as one aggregate transaction. Mr. Tavs filed a Form 5 because he inadvertently failed to report the acquisition of 200 shares in July 1999 and report option grants received in January, April and June 2000. Messrs. Packer and Sundstrom filed a Form 5 because each inadvertently failed to report an option grant made to him on January 26, 2000. Mr. Elliott filed a Form 5 because he inadvertently failed to report an option grant made to him on January 26, 2000 and failed to report a number of sales of the Common Stock from an irrevocable trust.

                                 ANNUAL REPORT

     A copy of the Annual Report of the Company for the 2000 fiscal year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the 2001 Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                   FORM 10-K

     The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on March 29, 2001. Stockholders may obtain a copy of this report, without charge, by writing to David C. Yntema, Secretary of the Company, at the Company's principal executive offices located at 10495 North De Anza Boulevard, Cupertino, California 95014.

                                          By Order of the Board of Directors of
                                          Packeteer, Inc.,

                                          /s/ DAVID C. YNTEMA

                                          David C. Yntema
                                          Secretary

Cupertino, California
April 16, 2001

                                                                         ANNEX A

                            AUDIT COMMITTEE CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls; and the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

          1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

          2. Review and appraise the audit efforts of the Corporation's independent accountants; and

          3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more independent directors.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

III. MEETINGS

     The Committee shall meet on a regular basis and shall hold special meetings as circumstances require. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

          1. Review and update this Charter at least annually.

          2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

          3. Review the regular internal financial reports and any management response.

Independent Accountants

          4. Recommend to the Board of Directors the selection of the independent accountants and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall obtain a formal written statement from the accountants delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1, and shall review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

          5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

          6. Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the organization's financial statements.

Financial Reporting Processes

          7. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

          8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

          9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement

          10. Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

          11. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

          13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

          14. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                       EXHIBIT A

                                PACKETEER, INC.

                           1999 STOCK INCENTIVE PLAN
              AMENDED AND RESTATED EFFECTIVE AS OF MARCH 16, 2001

                                  ARTICLE ONE

                               GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

     This 1999 Stock Incentive Plan is intended to promote the interests of Packeteer, Inc., a Delaware corporation, by providing eligible persons in the Corporation's service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. STRUCTURE OF THE PLAN

     A. The Plan shall be divided into five separate equity programs:

     - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

     - the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

     - the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

     - the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service, and

     - the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant.

     B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee shall be made by a disinterested majority of the Board.

     B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

     D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

IV. ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

          (i) Employees,

          (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

     C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

     D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Underwriting

Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall NOT be eligible to receive the initial automatic option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive one or more annual automatic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

     F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

V. STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed the sum of (i) 6,659,228 shares plus (ii) the additional shares of Common Stock automatically added to the share reserve each year pursuant to the provisions of Section V.B. of this Article One. As of January 2, 2001, the 6,659,228-share reserve consisted of (i) the 2,945,917 shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to outstanding options under that Predecessor Plan, (ii) an additional increase of 900,000 shares of Common Stock approved by the Corporation's stockholders prior to the Underwriting Date, (iii) the January 3, 2000 automatic increase of 1,340,000 shares of Common Stock plus
(iv) the January 2, 2001 automatic increase of 1,473,311 shares of Common Stock.

     B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2000, by an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 3,000,000 shares.

     C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 750,000 shares of Common Stock in the aggregate per calendar year.

     D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under
Section V of Article Two, Section III of Article Three, Section II of Article Five or Section III of Article Six of the Plan shall NOT be available for subsequent issuance under the Plan.

     E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year,
(iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan,
(v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan and (vi) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B. of this Article One. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I. OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A. Exercise Price.

     1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Seven and the documents evidencing the option, be payable in one or more of the forms specified below:

          (i) cash or check made payable to the Corporation,

          (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

          (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C. Effect of Termination of Service.

     1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

          (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

          (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the Optionee's designated beneficiary or beneficiaries of that option.

          (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

          (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

     2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

          (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

          (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

II. INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A. Eligibility. Incentive Options may only be granted to Employees.

     B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

     To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall NOT become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

     B. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issued to the Optionee had the option been exercised immediately prior to such Corporate Transaction. If the holders of Common Stock receive cash consideration in connection with the Corporate Transaction, the assumed option may be adjusted, at the option of the successor corporation, to apply to the number of shares of its common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year.

     E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of such Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

     F. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become fully exercisable for the total number of shares of Common Stock at the time subject to those options in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

     G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become fully exercisable for the total number of shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of Optionee's cessation of Service.

     H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

     I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

V. STOCK APPRECIATION RIGHTS

     A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

     B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

          (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

          (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

     C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

          (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

          (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the Optionee is otherwise vested in those shares) over (B) the aggregate exercise price payable for those shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

          (iii) At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                                 ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

I. OPTION GRANTS

     The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Option Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

II. OPTION TERMS

     Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

     A. Exercise Price.

     1. The exercise price per share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

             X = A/(B X 66 2/3%), where

             X is the number of option shares,

             A is the dollar amount of the reduction in the Optionee's base salary for the calendar year to be in effect pursuant to this program, and

             B is the Fair Market Value per share of Common Stock on the option grant date.

     C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully-vested shares until the earliest of (i) the expiration of the ten
(10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service or (iii) the surrender of the option in connection with a Hostile Take-Over.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over while the Optionee remains in Service, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. If the holders of Common Stock receive cash consideration in connection with the Corporate Transaction, the assumed option may be adjusted, at the option of the successor corporation, to apply to the number of shares of its common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     E. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. REMAINING TERMS

     The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

I. STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

     A. Purchase Price.

     1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

     2. Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

          (i) cash or check made payable to the Corporation, or

          (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B. Vesting Provisions.

     1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

     2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

     3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

     4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

     5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     6. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals have not been attained.

II. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

     B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

     C. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

III. SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

     The provisions of the Automatic Option Grant Program have been revised as of March 16, 2001, subject to approval by the Corporation's stockholders at the 2001 Annual Stockholders Meeting.

I. OPTION TERMS

     A. Grant Dates. Option grants shall be made on the dates specified below:

     1. Each individual who is first elected or appointed as a non-employee Board member at any time on or after the 2001 Annual Stockholders Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

     2. On the date of each Annual Stockholders Meeting, beginning with the 2001 Annual Stockholders Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Stockholders Meeting, shall automatically be granted a Non-Statutory Option to purchase 5,000 shares of Common Stock. There shall be no limit on the number of such annual automatic option grants any one non-employee Board member may receive over his or her period of Board service, and a non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) or who has otherwise received one or more stock option grants from the Corporation shall be eligible to receive one or more such annual automatic option grants over his or her period of continued Board service.

     3. Stockholder approval of the amendment contained in this 2001 Restatement at the 2001 Annual Stockholders Meeting shall constitute pre-approval of each option granted on or after that Annual Meeting pursuant to the express terms of this Automatic Option Grant Program on the basis of the amendments to this program effected by such Restatement and the subsequent exercise of that option in accordance with its terms.

     B. Exercise Price.

     1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

     D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial automatic option grant shall vest, and the Corporation's repurchase right shall lapse, in a series of six (6) successive equal semi-annual installments upon the Optionee's completion of each six (6)-month period of service as a Board member over the thirty-six (36)-month period measured from the option grant date. The shares subject to each annual automatic option grant shall be fully vested as of the grant date.

     E. Limited Transferability of Options. Each option under this Article Five may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

     F. Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

          (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

          (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

          (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction while the Optionee remains in Service, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control while the Optionee remains in Service, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

     C. All outstanding repurchase rights under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

     D. Upon the occurrence of a Hostile Take-Over while the Optionee remains in Service, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options under this Automatic Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

     E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. If the holders of Common Stock receive cash consideration in connection with the Corporate Transaction, the assumed option may be adjusted, at the option of the successor corporation, to apply to the number of shares of its common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     F. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. REMAINING TERMS

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE SIX

                       DIRECTOR FEE OPTION GRANT PROGRAM

I. OPTION GRANTS

     The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years for which the Director Fee Option Grant Program is to be in effect. For each such calendar year the program is in effect, each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board for that year to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash.

II. OPTION TERMS

     Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

     A. Exercise Price.

     1. The exercise price per share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

             X = A / (B X 66 2/3%), where

             X is the number of option shares,

             A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

             B is the Fair Market Value per share of Common Stock on the option grant date.

     C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee's completion of each month of Board service over the twelve (12)-month period measured from the grant date. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. Limited Transferability of Options. Each option under this Article Six may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Six, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

     E. Termination of Board Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     F. Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully-vested shares until the earliest of (i) the expiration of the ten
(10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service or (iii) the surrender of the option in connection with a Hostile Take-Over.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over while the Optionee remains in Service, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. If the holders of Common Stock receive cash consideration in connection with the Corporate Transaction, the assumed option may be adjusted, at the option of the successor corporation, to apply to the number of shares of its common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     E. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. REMAINING TERMS

     The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                 ARTICLE SEVEN

                                 MISCELLANEOUS

I. FINANCING

     The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

          Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan shall become effective immediately on the Plan Effective Date. However, the Salary Investment Option Grant Program and the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate.

     B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     C. The Plan was amended and restated by the Board on March 16, 2001
(the "2001 Restatement") to (a) effect certain changes to the provisions of the plan document in order to facilitate the administration of the Plan and (b) make the following changes to the Automatic Option Grant Program: (i) increase the number of shares of Common Stock for which each new non-employee Board member is to be granted a stock option at the time of his or her initial election or appointment to the Board from 12,000 shares to 20,000 shares, (ii) increase the number of shares of Common Stock for which each continuing non-employee Board member is to be granted stock options at each Annual Stockholders Meeting from 3,000 shares to 5,000 shares, beginning with the 2001 Annual Stockholders Meeting, and (iii) eliminate, effective with the annual automatic option grants to be made to the continuing non-employee Board members at the 2001 Annual Stockholders Meeting, the requirement that a non-employee Board member serve in that capacity for at least six (6) months before that individual first becomes eligible to receive his or her first annual automatic option grant. All option grants made prior to the 2001 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the 2001 Restatement shall be deemed to modify or in any way affect those outstanding options.

     D. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

     E. The Plan shall terminate upon the earliest to occur of (i) May 18, 2009,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on May 18, 2009, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV. AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI. REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

     B. Board shall mean the Corporation's Board of Directors.

     C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

          (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     D. Code shall mean the Internal Revenue Code of 1986, as amended.

     E. Common Stock shall mean the Corporation's common stock.

     F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     G. Corporation shall mean Packeteer, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Packeteer, Inc. which shall by appropriate action adopt the Plan.

     H. Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

     I. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

     J. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     K. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

     M. Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

     N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     O. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     S. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

     T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     U. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     V. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     W. Plan shall mean the Corporation's 1999 Stock Incentive Plan, as set forth in this document.

     X. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     Y. Plan Effective Date shall mean the date the Plan shall become effective and shall be coincident with the Underwriting Date.

     Z. Predecessor Plan shall mean the Corporation's 1996 Equity Incentive Plan in effect immediately prior to the Plan Effective Date hereunder.

     AA. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

     BB. Salary Investment Option Grant Program shall mean the salary investment option grant program in effect under the Plan.

     CC. Secondary Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

     DD. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     EE. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     FF. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     GG. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     HH. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

     II. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     JJ. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     KK. 10% Stockholder shall mean the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

     LL. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

     MM. Underwriting Date shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

     NN. Withholding Taxes shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

                                                                       EXHIBIT B

                                     Proxy

                                 PACKETEER, INC.

                       2001 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2001

        The undersigned stockholder(s) of Packeteer, Inc., a Delaware corporation, hereby acknowledge(s) receipt of the Notice of 2001 Annual Meeting of Stockholders and Proxy Statement, each dated April 16, 2001, and hereby appoint(s) Craig W. Elliott and David C. Yntema, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of Packeteer, Inc. to be held May 23, 2001, at 10:00 a.m., Pacific Standard Time, at the Hilton Garden Inn, 10741 North Wolfe Road, Cupertino, California, 95014, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

        PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------
 SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
    SIDE                                                             SIDE
--------------------------------------------------------------------------------

[X] Please mark votes as in this example.

The Board of Directors recommends a vote "FOR" the following Proposals:

1. Election of Directors to serve until 2004. Nominees: (01) Brett D. Galloway and (02) William R. Stensrud

     FOR             WITHHELD             --------------------------------------
     [ ]               [ ]                [ ] For all nominees except as noted above

2. Approval of amendments to the Packeteer, Inc. 1999 Stock Incentive Plan which will effect the following changes to the Automatic Option Grant Program in effect for the non-employee Board members under the 1999 Plan: (i) increase the number of shares of Packeteer common stock for which each new non-employee member of the Packeteer, Inc. Board of Directors is to be granted a stock option at the time of his or her initial election or appointment to the Board from 12,000 shares to 20,000 shares, (ii) increase the number of shares of Packeteer common stock for which each continuing non-employee Board member is to be granted stock options at each annual meeting of the stockholders from 3,000 shares to 5,000 shares, beginning with the 2001 Annual Meeting and (iii) eliminate the 6-month service requirement for such annual option grants, beginning with the grants to be made at the 2001 Annual Meeting.

        FOR                      AGAINST                      ABSTAIN
        [ ]                        [ ]                          [ ]


3. Ratification of the appointment of KPMG LLP as independent auditors.

        FOR                      AGAINST                      ABSTAIN
        [ ]                        [ ]                          [ ]


4. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting and any adjournment or postponement thereof.

                              [ ] MARK HERE IF YOU PLAN TO ATTEND THE MEETING

                              [ ] MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

                              Please sign exactly as your name appears hereon. Joint owners each should sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:__________________ Date:_____ Signature:__________________ Date:_____